UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

_________________

WIDEPOINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18W100 22nd Street, Oakbrook Terrace, Illinois (Address of Principal Executive Office)		60181 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2012, WidePoint Corporation (the “Company”) and each of Steve L. Komar, the Company’s Chief Executive Officer, and James T. McCubbin, the Company’s Executive Vice President and Chief Financial Officer, mutually consented to the extension of their respective employment agreements until June 30, 2013, pursuant to the option to so extend such agreements as contained therein.

Item 9.01(d)     Financial Statements and Exhibits

10.1     Employment Agreement between WidePoint Corporation and Steve L. Komar, dated August 13, 2010. (Incorporated herein by reference to Exhibit 10.1 to Company’s Quarterly Report on Form 10-Q, as filed on August 16, 2010)

10.2     Employment Agreement between WidePoint Corporation and James McCubbin, dated August 13, 2010. (Incorporated herein by reference to Exhibit 10.2 to Company’s Quarterly Report on Form 10-Q, as filed on August 16, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: July 3, 2012	James T. McCubbin
Vice President and Chief Financial Officer